SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

SECURITY BANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 722-6200

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 9, 2005, Security Bank Corporation ( “SBKC”) and SouthBank, a Georgia state bank (“SouthBank”) executed Amendment No. 1 to their Agreement and Plan of Reorganization, dated January 19, 2005 (the “Amendment”). The Amendment clarifies certain provisions of the Agreement and Plan of Reorganization (the “Agreement”) relating to the calculation of the consideration to be received by SouthBank shareholders under the Agreement.

The Agreement is incorporated herein by reference to SBKC’s report on Form 8-K filed with the Commission on January 21, 2005. A copy of the Amendment is attached as Exhibit 2.2.

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1	-	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

Exhibit 2.2	-	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY BANK CORPORATION

DATE: March 10, 2005	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

2.2	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005.